                 ADDENDUM TO PATENT AND TECHNICAL INFORMATION
                               LICENSE AGREEMENT


This Agreement is made this 5th day of August, 1996 (hereinafter the "effective date") by and between ELCOM Technologies Corporation (hereinafter referred to as "ELCOM") and Jack R. Harford, of 111 Harmony School, Flemington, New Jersey (hereinafter referred individually by full name or referred to collectively as "HARFORD").

BACKGROUND

WHEREAS, ELCOM and HARFORD entered into a certain Patent And Technical Information License Agreement, dated September 21, 1995 and attached hereto as Exhibit A (hereinafter referred to as the "LICENSE AGREEMENT"; and

WHEREAS, Jack R. HARFORD and ELCOM entered into a certain Employment Agreement and Stock Option Agreement, attached hereto as Exhibits B and C, respectively; and

WHEREAS, ELCOM and HARFORD now desire to amend the LICENSE AGREEMENT in accordance with Section 19.02 of the LICENSE AGREEMENT.

NOW, THEREFORE, in consideration of the mutual promises and convenants herein contained, the parties hereto agree as follows:

1.   AMENDMENT TO SECTION II OF LICENSE AGREEMENT
     --------------------------------------------

1.1 The definition of the term PATENT or PATENTS contained in Section II of the LICENSE AGREEMENT shall include any and all United States or Canadian patents, existing now or developed in the future by HARFORD in the field of surge suppression and all divisions, continuations, reissues, substitutes, and extentions thereof.

1.2 HARFORD hereby retains all ownership rights of any kind or nature whatsoever, associated with the PATENTS in the United States and Canada.

1.3 HARFORD agrees to file for foreign patents in any country other then Canada that ELCOM requests and Elcom shall have the exclusive license for all surge suppression products for all markets in these foreign countries. HARFORD shall cooperate in any way ELCOM requests associated with ELCOM establishing or enforcing ELCOM's rights with respect to this Section 1.3 in foreign countries. ELCOM shall reimburse HARFORD for any out of pocket costs incurred by HARFORD associated with this Section 1.3.

1.4 ELCOM and HARFORD hereby agree that any intellectual property developed by HARFORD during his employment with ELCOM that is in the file of power-line communication or ELCOM's product lines is the exclusive property of ELCOM.
This Section 1.4 excludes intellectual property related to surge suppression.

1.5 ELCOM and HARFORD hereby agree that any intellectual property not covered by Section 1.4 herein and developed by HARFORD during his employment with ELCOM is exclusive property of HARFORD.

2.   EXTENSION OF RIGHTS AND OBLIGATIONS UNDER THE LICENSE AGREEMENT.
     ----------------------------------------------------------------

2.1 The Parties hereto agree to extend and continue on an uninterrupted basis, all of the rights, duties and obligations contained in the LICENSE AGREEMENT from the period beginning December 31, 1999 through the period ended
December 31, 2020.

3.   EFFECTIVE DATE
     --------------

This Agreement is effective as of the date of execution.

4.   NOTICES
     -------

Any notice required to be given pursuant to this Agreement shall be in writing and mailed by certified or registered mail, return receipt requested, or delivered by a national overnight express service such as Federal Express.

5.   JURISDICTION AND DISPUTES
     -------------------------

A.   This Agreement shall be governed by the laws of the state of New Jersey.

B. All disputes hereunder shall be resolved in the applicable state or federal courts of New Jersey. The parties consent to the jurisdiction of such courts, agree to accept service of process by mail, and waive any jurisdictional or venue defenses otherwise available.

6.   AGREEMENT BINDING ON SUCCESSORS
     -------------------------------

This Agreement shall be binding on and shall inure to the benefit of the parties hereto, and their heirs, and administrators, successors, and assigns.

7.   WAIVER
     ------

No waiver by either party of any default shall be deemed as a waiver of any prior or subsequent default of the same or other provisions of this Agreement.

8.   SEVERABILITY
     ------------

If any provision hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not effect the validity or operation of any other provision and such invalid provision shall be deemed to be severed from the Agreement.

9.   ASSIGNABILITY
     -------------

This Agreement, excluding the Exhibits hereto, and the rights and obligations thereunder with respect to HARFORD, where personal to HARFORD, may not be assigned by any act of HARFORD without the prior written consent of an Officer of ELCOM. ELCOM shall have the unfettered right to assign this Agreement to a successor in interest to ELCOM or to a purchaser of a portion of the assets of ELCOM.

10.  INTEGRATION
     -----------

This Agreement and the Exhibits attached hereto constitute the entire understanding of the parties, and revokes and supersedes all other prior agreements between the parties and is intended as a final expression of their Agreement. It shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents that may be in conflict therewith.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

                                        /s/ Jack R. Harford
__________________________________      ------------------------------
ELCOM Technologies Corporation               Jack R. Harford

By: /s/ Robert A. Vito
   -------------------------------
     Robert A. Vito, President

Date:  August 5,1996                    Date:  August 5, 1996
     -----------------------------           -------------------------